Exhibit 99.1 JOSEPH J. LIBERATORE TO SUCCEED DAVID L. DUNKEL AS CEO OF KFORCE, EFFECTIVE JANUARY 1, 2022 TAMPA, FL, December 6, 2021 — Kforce Inc. (Nasdaq: KFRC) announced today that Joseph J. Liberatore, the Firm’s current President and a more than 30-year veteran of the Company will succeed David L. Dunkel as Chief Executive Officer (CEO), effective January 1, 2022. Mr. Liberatore has been appointed to the Board effective immediately and will stand for election to the Board, as a Class I Director, at the Firm’s annual meeting of shareholders in 2022. Mr. Dunkel has held the CEO position at Kforce (the “Company” or the “Firm”) and its predecessors for over 40 years and has worked very closely with Mr. Liberatore during his more than 30 years of service with Kforce. Mr. Dunkel will retire effective December 30, 2021 but remain employed by Kforce, on a limited, part-time basis and continue to serve as the Chairman of the Board of Directors (Board). Mr. Liberatore joined one of Kforce’s predecessor companies, Romac International, in 1988, as a technology recruiter and served in multiple executive roles during his tenure with the Firm including Chief Sales Officer, Chief Talent Officer, Chief Financial Officer and as President for the last nine years. Mr. Dunkel said, “The strategic vision we laid out for the Firm to narrow our focus on providing technical and professional services to industry-leading and innovative companies is foundational to our recent exceptional performance. We believe the execution of this strategic vision has positioned Kforce extremely well to capture additional market share in the future. In 2021, we are delivering record levels of revenue growth and have greatly improved our profitability, and, in recognition of our performance, our stock price has continued to hit all-time highs. I have decided that this is the ideal time for me to step aside and turn the leadership reigns over to Joe. My initial five-year commitment to my father led to serving as the CEO of Kforce for more than 40 years, which has been one of the greatest experiences of my lifetime. I am humbled and eternally grateful for the honor and privilege to have served Kforce and its stakeholders in this capacity. There have certainly been a number of incredibly challenging times but, through each of those periods, we have persevered and Kforce emerged as a stronger Firm. No small part of our success over the years is attributable to the culture we have built at Kforce, the bond that is shared among our executive leadership team and the incredible strength of our Kforcers. Joe has played a significant part in developing and executing our strategic vision and every major initiative within the Firm for many years and was instrumental in managing our Firm through the pandemic. Since Joe’s promotion into the President role, our total shareholder return has exceeded 700%. I couldn’t think of a more qualified and principled leader to guide Kforce to new heights. I look forward to the opportunity to personally thank the many dedicated Kforcers, past and present, our shareholders and our tremendous clients, consultants and candidates for the opportunity to serve.” Lead Independent Director, Ralph Struzziero, commented, “This announcement is the culmination of a thoughtfully developed succession planning process and our entire Board is tremendously excited for Dave and Joe. Over his more than 40 years as CEO, Dave continually demonstrated his vision for Kforce and his unwavering commitment to delivering exceptional results. Kforce is what it is today because of Dave’s relentless drive for ‘more, better, faster’ and we are fortunate that Dave has agreed to continue his involvement in areas most important to the Firm, the Board and to Joe as he assumes his new role. We have watched Joe demonstrate his vision and leadership capabilities over many years but none more evident than over the last twenty months as he navigated the Firm through the global pandemic with a constant eye for the future. We look forward to Joe expanding upon his legacy as he leads Kforce into the future, continuing to deliver exceptional results for our shareholders.” Mr. Liberatore said, “I am grateful to Dave for the standard of excellence he has established along with his support and mentorship over the 30+ years we have worked so closely together; to our Board of Directors for their encouragement, wisdom and guidance; to the executive leadership team for their partnership and passion for the Firm, always leaning forward and never looking back; and for the fortitude of all of the dedicated Kforcers who are responsible for delivering exceptional results for our clients and consultants. We have built a strong foundation over the last several years upon which we can continue delivering exceptional results for our many stakeholders. Our ‘office occasional’ operating model supported by flexibility and choice and empowered by trust and technology makes this an exciting time for Kforce, our industry and business with the reshaping of where and how work is performed. I couldn’t be more honored by the confidence Dave and the Board have placed in me and I’m excited about our future prospects against the backdrop of unparalleled secular drivers of technology demand.” About Kforce Inc. Kforce Inc. is a solutions firm that specializes in technology and other professional staffing services. Each year, we provide meaningful opportunities for over 30,000 highly skilled professionals who work with approximately 3,000 clients, including a significant majority of the Fortune 500. At Kforce, our promise is to deliver great results through strategic partnership and knowledge sharing. For more information, please visit our website at http://www.kforce.com. Michael R. Blackman, Chief Corporate Development Officer (813) 552-2927 Cautionary Note Regarding Forward-Looking Statements All statements in this press release, other than those of a historical nature, are forward-looking statements including, but not limited to, statements regarding expectations of future growth, ability to continue capturing incremental market share, ability to deliver positive shareholder returns or returns that may be commensurate with prior performance, the performance of technology-focused businesses, the secular drivers of technology, the pace of digital transformation, the Firm’s opportunity to continue investing in its future growth, returning capital to its shareholders including the intent and ability to declare and pay quarterly dividends. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Factors that could cause actual results to differ materially include the following: business conditions, growth rate in temporary staffing and the general economy; competitive factors; risks due to shifts in the market demand; a reduction in the supply of consultants and candidates or the Firm’s ability to attract and retain such individuals; the success of the Firm in attracting and retaining its management team and key operating employees; the impacts (direct and indirect) of COVID-19 on our business, our consultants and employees, and the overall economy; changes in the service mix; ability of the Firm to repurchase shares; the occurrence of unanticipated expenses; the effect of adverse weather conditions; changes in our effective tax rate; changes in government regulations, laws, orders, guidelines and policies that impact our business and our ability to comply with the same; risk of contract performance, delays or termination or the failure to obtain new assignments or contracts, or funding under contracts; ability to comply with our obligations in a remote work environment; changes in client demand and our ability to adapt to such changes; our ability to continue to perform under the government-sponsored COVID-19 related initiatives; continued performance of and improvements to our enterprise information systems; impacts of outstanding litigation or other legal matters, including the risk factors and matters listed from time to time in the Firm’s reports filed with the Securities and Exchange Commission, including, but not limited to, the Firm’s Form 10-K for the fiscal year ending December 31, 2020, as well as assumptions regarding the foregoing. The terms “should,” “believe,” “estimate,” “expect,” “intend,” “anticipate,” “foresee,” “plan” and similar expressions and variations thereof contained in this press release identify certain of such forward- looking statements, which speak only as of the date of this press release. As a result, such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Future events and actual results may differ materially from those indicated in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and the Firm undertakes no obligation to update any forward-looking statements.